Eaton Corporation
2011 Annual Report on Form 10-K
Item 15(b)
Exhibit 21
Subsidiaries of Eaton Corporation
Eaton is publicly held and has no parent corporation. Eaton’s subsidiaries as of December 31, 2011, and the state or country in which each was organized, are as follows:

Consolidated subsidiaries (A)	Where organized
Durodyne Inc.	Arizona
Eaton Energy Solutions Inc.	Colorado
EMC Engineered Solutions Inc.	Colorado
Aeroquip International Inc.	Delaware
Eaton Aerospace LLC	Delaware
Eaton Asia Investments Corporation	Delaware
Eaton Hydraulics LLC	Delaware
Eaton International Corporation	Delaware
EIC Holding GP I	Delaware
EIC Holding GP II	Delaware
EIC Holding I LLC	Delaware
EIC Holding II LLC	Delaware
EIC Holding III LLC	Delaware
Intelligent Switchgear Organization LLC	Delaware
Vickers International Inc.	Delaware
Wright Line Holding Inc.	Delaware
Wright Line LLC	Delaware
Eaton Ann Arbor LLC	Michigan
E. A. Pedersen Company	Nebraska
Atico-Internormen-Filter Inc.	Ohio
Eaton Aeroquip LLC	Ohio
Eaton Holding International LLC	Ohio
Eaton Holding LLC	Ohio
Eaton Industrial Corporation	Ohio
Eaton Leasing Corporation	Ohio
Eaton Worldwide LLC	Ohio
EIC Holding GP III	Ohio
EIC Holding GP IV	Ohio
EIC Holding IV LLC	Ohio
EIC Holding V LLC	Ohio
EIC Holding VI LLC	Ohio
Ohio C.L.C. Company Inc.	Ohio
Moeller Electric Corporation	Oklahoma
CopperLogic, Inc.	Texas
Begerow USA Inc.	Virginia
Eaton Industries (Argentina) S.A.	Argentina
Eaton Industries Pty. Ltd.	Australia
Begerow Austria G.m.b.H.	Austria
Eaton Holding G.m.b.H.	Austria
Eaton Industries (Austria) G.m.b.H.	Austria
Aeroquip-Vickers Assurance Ltd.	Barbados

Consolidated subsidiaries (A)	Where organized
A-VIC Limited	Barbados
Eaton Holding II SRL	Barbados
Eaton Holding SRL	Barbados
Eaton Components N.V.	Belgium
Eaton Electric S.A.	Belgium
Eaton Filtration BVBA	Belgium
Moeller Electric BVBA	Belgium
Aeroquip-Vickers International Ltd.	Bermuda
Cambridge International Insurance Company Ltd.	Bermuda
Eaton Services Limited	Bermuda
Saturn Insurance Company Ltd.	Bermuda
Aeroquip do Brasil Ltda.	Brazil
Eaton Ltda.	Brazil
Eaton Power Solutions Ltda.	Brazil
Internormen Tecnologia em Produtos Hidraulicos e Electronicos do Brasil Ltda	Brazil
Moeller Electric Ltda.	Brazil
Moeller Industria de Electro-Electronicos do Amazonas Ltda.	Brazil
Phoenixtec International Corp.	British Virgin Islands
Senyuan International Investments Limited	British Virgin Islands
Winner Hydraulics Ltd.	British Virgin Islands
Eaton Industries EOOD	Bulgaria
Aeroquip-Vickers Canada, Inc.	Canada
Arrow Hose & Tubing Inc.	Canada
CopperLogic, Ltd.	Canada
Eaton ETN Offshore Company	Canada
Eaton ETN Offshore II Company	Canada
Eaton Power Quality Company	Canada
Eaton Yale Company	Canada
Moeller Canada Ltd.	Canada
Aeroquip Financial Ltd.	Cayman Islands
Cutler-Hammer Electrical Company	Cayman Islands
Cutler-Hammer Industries Ltd.	Cayman Islands
Eaton Holding I Limited	Cayman Islands
Eaton Holding II Limited	Cayman Islands
Eaton Holding III Limited	Cayman Islands
Georgetown Financial Services Ltd.	Cayman Islands
Green Holding Company	Cayman Islands
Eaton Industries (Chile) S.p.A.	Chile
Beijing Internormen-Filter Ltd. Co.	China
Changzhou Touyan Electrical & Equipment Co., Ltd.	China
Eaton (China) Investments Co., Ltd.	China
Eaton Electrical Equipment Co., Ltd.	China
Eaton Electrical Ltd.	China
Eaton Filtration (Shanghai) Co. Ltd.	China
Eaton Fluid Power (Shanghai) Co., Ltd.	China
Eaton Hydraulics (Luzhou) Co., Ltd.	China
Eaton Hydraulics (Ningbo) Co., Ltd.	China

Consolidated subsidiaries (A)	Where organized
Eaton Hydraulics Systems (Jining) Co., Ltd.	China
Eaton Industrial Clutches and Brakes (Shanghai) Co., Ltd.	China
Eaton Industries (Jining) Co., Ltd	China
Eaton Industries (Shanghai) Co., Ltd.	China
Eaton Industries (Wuxi) Co. Ltd.	China
Eaton Power Quality (Shanghai) Co., Ltd.	China
Eaton SAMC (Shanghai) Aircraft Conveyance System Manufacturing Co., Ltd.	China
Eaton Senstar Automotive Fluid Connectors (Shanghai) Co., Ltd.	China
Lian Zheng Electronics (Shenzhen) Co., Ltd.	China
Moeller Electric Shanghai Co., Ltd.	China
Nanjing Xinyijia Electrical Co., Ltd.	China
Phoenixtec Electronics (Shenzhen) Co., Ltd.	China
Santek Electronics (Shenzhen) Co., Ltd.	China
Shanghai Eaton Engine Components Co., Ltd.	China
Shanghai Youdi Industrial Company Limited	China
UPE Electronics (Shenzen) Co., Ltd.	China
Zhenjiang Daqo Eaton Electrical Systems Co., Ltd.	China
Eaton Industries (Colombia) S.A.S.	Colombia
Eaton Electrical S.A.	Costa Rica
Eaton Finance N.V.	Curacao
Eaton Electric s.r.o.	Czech Republic
Eaton Elektrotechnika s.r.o.	Czech Republic
Eaton Industries s.r.o.	Czech Republic
Begerow Nordic ApS	Denmark
Eaton Electrical ApS	Denmark
Cutler-Hammer, SRL	Dominican Republic
Eaton Holec OY	Finland
Eaton Power Quality OY (Finland)	Finland
Begerow France SARL	France
Eaton Aviation S.A.S.	France
Eaton Filtration S.A.S.	France
Eaton France Holding S.A.S.	France
Eaton Hydraulics S.A.S.	France
Eaton Industries (France) S.A.S.	France
Eaton Power Quality S.A.S.	France
Eaton S.A.S.	France
Eaton Technologies S.A.	France
BECO Verwaltungs G.m.b.H.	Germany
E. Begerow G.m.b.H. & Co.	Germany
Eaton Automotive G.m.b.H.	Germany
Eaton Electric G.m.b.H.	Germany
Eaton G.m.b.H. & Co KG	Germany
Eaton Germany G.m.b.H.	Germany
Eaton Industries G.m.b.H.	Germany
Eaton Industries Holding G.m.b.H.	Germany
Eaton Moeller SE & Co. KG	Germany
Eaton Production International G.m.b.H.	Germany

Consolidated subsidiaries (A)	Where organized
Eaton SE	Germany
Eaton Technologies G.m.b.H.	Germany
Franger G.m.b.H. & Co. KG	Germany
FT Filter-Technologie Hydraulikund Schmierolfilter G.m.b.H.	Germany
Institute for International Product Safety G.m.b.H.	Germany
Internormen Technology G.m.b.H.	Germany
Siha-Getrankeschutz G.m.b.H.	Germany
Siteco G.m.b.H. & Co. KG	Germany
Siteco Verwaltungs G.m.b.H.	Germany
Eaton Electric & Engineering Services Limited	Hong Kong
Eaton Enterprises Limited	Hong Kong
Eaton Power Quality Limited	Hong Kong
Riseson International Limited	Hong Kong
Santek Electronics Company Limited	Hong Kong
Scoremax Limited	Hong Kong
Tai Ah Electrical Ltd.	Hong Kong
Vickers Systems Limited	Hong Kong
Eaton Industries KFT	Hungary
Eaton Fluid Power Limited	India
Eaton Industrial Systems Private Limited	India
Eaton Industries Private Limited	India
Eaton Power Quality Private Limited	India
Eaton Technologies Private Limited	India
Internormen Filters Private Limited	India
Moeller HPL India Private Ltd.	India
PT. Fluid Sciences Batam	Indonesia
Tractech (Ireland) Limited	Ireland
Tractech Industries (Ireland) Limited	Ireland
TT (Ireland) Acquisition Limited	Ireland
Begerow Italia S.r.l.	Italy
Eaton Electric S.r.l.	Italy
Eaton Fluid Power S.r.l.	Italy
Eaton S.r.l.	Italy
Eaton Filtration Ltd.	Japan
Eaton Industries (Japan) Ltd.	Japan
Eaton Japan Co., Ltd.	Japan
Moeller Electric Ltd.	Japan
Eaton Electric SIA	Latvia
Eaton Holding II S.a.r.l.	Luxembourg
Eaton Holding III S.a.r.l.	Luxembourg
Eaton Holding IV S.a.r.l.	Luxembourg
Eaton Holding IX S.a.r.l.	Luxembourg
Eaton Holding S.a r.l.	Luxembourg
Eaton Holding V S.a.r.l.	Luxembourg
Eaton Holding VI S.a.r.l.	Luxembourg
Eaton Holding VIII S.a.r.l.	Luxembourg
Eaton Holding X S.a.r.l.	Luxembourg

Consolidated subsidiaries (A)	Where organized
Eaton Moeller S.a.r.l.	Luxembourg
Moeller Electric S.a.r.l.	Luxembourg
Eaton Industries Sdn. Bhd.	Malaysia
ETN Asia International Limited	Mauritius
ETN Holding 1 Limited	Mauritius
ETN Holding 2 Limited	Mauritius
ETN Holding 3 Limited	Mauritius
Eaton Controls, S. de R.L. de C.V.	Mexico
Eaton Industries, S. de R.L. de C.V.	Mexico
Eaton Technologies, S. de R.L. de C.V.	Mexico
Eaton Trading Company, S. de R.L. de C.V.	Mexico
Eaton Truck Components, S. de R.L. de C.V.	Mexico
Eaton Electric S.a.r.l.	Morocco
Eaton B.V.	Netherlands
Eaton C.V.	Netherlands
Eaton Holding I B.V.	Netherlands
Eaton Holding III B.V.	Netherlands
Eaton Holding V B.V.	Netherlands
Eaton Holding VI B.V.	Netherlands
Eaton Holding VII B.V.	Netherlands
Eaton Industries (Netherlands) B.V.	Netherlands
Eaton International B.V.	Netherlands
Eaton Moeller B.V.	Netherlands
Eaton Industries Company	New Zealand
Eaton Electric AS	Norway
Begerow Polska Sp. Z.o.o.	Poland
Eaton Automotive Components Spolka z.o.o.	Poland
Eaton Automotive Spolka z.o.o.	Poland
Eaton Automotive Systems Spolka z.o.o.	Poland
Eaton Electric Spolka z.o.o.	Poland
Eaton I Spolka z.o.o.	Poland
Eaton Truck Components Spolka z.o.o.	Poland
Eaton Madeira SGPS Lda.	Portugal
Eaton Electric S.r.l.	Romania
Eaton Electro Prodictie S.r.l.	Romania
Eaton LLC	Russia
OOO Moeller Elektrik Produktion Mozhajsk	Russia
Eaton II LP	Scotland
Eaton III LP	Scotland
Eaton Industries LP	Scotland
Eaton IV LP	Scotland
Eaton LP	Scotland
Eaton Electric d.o.o.	Serbia
Eaton Industries Pte. Ltd.	Singapore
Moeller Electric Pte. Ltd.	Singapore
Eaton Electric s.r.o.	Slovak Republic
Eaton Electric Solutions s.r.o.	Slovak Republic

Consolidated subsidiaries (A)	Where organized
Eaton Hydraulics (Proprietary) Limited	South Africa
Eaton Truck Components (Proprietary) Limited	South Africa
Eaton Automotive Controls Ltd.	South Korea
Eaton Filtration Co. Ltd.	South Korea
Eaton Limited	South Korea
Aeroquip Iberica S.L.	Spain
Eaton Industries (Spain) S.L.	Spain
Productos Eaton Livia S.L.	Spain
Eaton Holec AB	Sweden
Eaton Power Quality AB	Sweden
Ultronics Nordic Sales AB	Sweden
Eaton Automation AG	Switzerland
Eaton Automation Holding AG	Switzerland
Eaton Industries II G.m.b.H.	Switzerland
Eaton Industries Manufacturing G.m.b.H.	Switzerland
Eaton Manufacturing G.m.b.H	Switzerland
Eaton Manufacturing II G.m.b.H.	Switzerland
Eaton Manufacturing III G.m.b.H.	Switzerland
Centralion Industrial Inc.	Taiwan
Eaton Phoenixtec MMPL Co. Ltd.	Taiwan
Eaton Electric Company Ltd.	Thailand
Eaton Industries (Thailand) Ltd.	Thailand
Moeller Electric Ltd.	Thailand
Eaton Elektrik Ticaret Limited Sirketi	Turkey
D.P. Eaton Electric	Ukraine
Eaton FZE	United Arab Emirates
Aphel Ltd.	United Kingdom
Aphel Technologies Ltd.	United Kingdom
Eaton Aerospace Limited	United Kingdom
Eaton Electric Limited	United Kingdom
Eaton Electric Sales Ltd.	United Kingdom
Eaton Filtration Limited	United Kingdom
Eaton Holding II Limited	United Kingdom
Eaton Holding Limited	United Kingdom
Eaton Industries (UK) Limited	United Kingdom
Eaton Industries Limited	United Kingdom
Eaton Limited	United Kingdom
Eaton Power Quality Limited	United Kingdom
Eaton Power Solutions Limited	United Kingdom
Integ Holdings Limited	United Kingdom
Ultronics Limited	United Kingdom
Eaton Electrical, S.A.	Venezuela
____________

(A)	Other Eaton subsidiaries, many inactive, are not listed above. If considered in the aggregate, they would not be material.